UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2025

Berry Corporation (bry)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16000 N. Dallas Parkway, Suite 500

Dallas, Texas

75248

(Address of Principal Executive Offices)

(661) 616-3900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Merger Agreement

On September 14, 2025, Berry Corporation (bry), a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, California Resources Corporation, a Delaware corporation (“Parent”), and Dornoch Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

Merger Structure and Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares (i) owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company or (ii) owned by Parent, Merger Sub or any other direct or indirect wholly-owned Subsidiary of Parent, in each case not held on behalf of third parties (such shares, the “Excluded Shares”)) will be converted into, and become exchangeable for, 0.0718 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”), with cash to be paid in lieu of fractional shares (the “Merger Consideration”).

As of the Effective Time, (i) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration on the terms and conditions set forth in the Merger Agreement, (ii) each Excluded Share will be automatically cancelled and cease to exist without payment of any consideration therefor and (iii) each equity interest of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

Treatment of Equity Awards

At the Effective Time, any vesting conditions applicable to each outstanding Company restricted stock unit that is not subject to performance-based vesting conditions (a “Company RSU”) that will accelerate at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company RSU, a “Single Trigger Company RSU”) will (i) vest in full (including with respect to any dividend equivalents credited with respect to such Company RSU that remain unpaid as of the Effective Time) and (ii) be cancelled and converted into the right to receive, without interest, a cash payment equal to (x) the number of shares of Company Common Stock subject to such Single Trigger Company RSU award immediately prior to the Effective Time multiplied by (y) the Equity Award Cash-Out Price (as defined in the Merger Agreement) plus (z) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company RSU. Each Company RSU that is not a Single Trigger Company RSU, will, at the Effective Time, automatically be converted into a restricted stock unit denominated in shares of Parent Common Stock (a “Parent RSU”) and shall continue to be governed by the same terms and conditions as were applicable to such Company RSU immediately prior to the Effective Time. The number of shares of Parent Common Stock subject to such Parent RSU shall be equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio.

At the Effective Time any vesting conditions applicable to each outstanding Company performance-based restricted stock unit (a “Company PSU”) that will accelerate at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company PSU, a “Single Trigger Company PSU”), will (i) vest in full (including with respect to any dividend equivalents credited with respect to such Company PSU that remain unpaid as of the Effective Time) and (ii) be cancelled and converted into the right to receive, without interest, a cash payment equal to (x) the number of shares of Company Common Stock subject to such Single Trigger Company PSU award immediately prior to the Effective Time based on (A) target performance or (B) the greater of target performance and actual performance as of immediately prior to the Effective Time, as set forth in the applicable award agreement, multiplied by (y) the Equity Award Cash-Out Price plus (z) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company PSU. Each Company PSU that is not a Single Trigger Company PSU, will, at the Effective Time, automatically be converted into a Parent RSU and shall continue to be governed by the same terms and conditions as were applicable to such Company PSU immediately prior to the Effective Time. The number of shares of Parent Common Stock subject to such Parent RSU shall be equal to the product of (i) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time based on the greater of target performance and actual performance through the Effective Time multiplied by (ii) the Exchange Ratio.

Recommendation of the Company Board of Directors

The board of directors of the Company (the “Company Board”) has unanimously (a) determined that the transactions contemplated by the Merger Agreement, including the Merger (the “Transactions”) are advisable, fair to, and in the best interests of, the Company and its stockholders, approved and declared advisable the Merger Agreement and the Transactions and resolved to recommend the holders of shares of Company Common Stock approve the adoption of the Merger Agreement and approve the Transactions on the terms and subject to the conditions set forth in the Merger Agreement and (b) directed that the Merger Agreement be submitted to the holders of shares of Company Common Stock for their adoption.

Conditions to the Merger

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approval from the Company’s stockholders, (2) the authorization for listing on the New York Stock Exchange of the shares of Parent Common Stock to be issued in connection with the Merger, (3) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the Merger and the receipt of the required approvals applicable to the Merger under Section 203 of the U.S. Federal Power Act, in full force and effect, (4) the absence of any order or law prohibiting consummation of the Merger, and (5) the effectiveness of the registration statement on Form S-4 (the “Registration Statement”) to be filed by Parent pursuant to which the shares of Parent Common Stock to be issued in connection with the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”). The obligation of each party to consummate the Merger is also conditioned upon (i) the other party having performed in all material respects its obligations under the Merger Agreement, (ii) the other party’s representations and warranties in the Merger Agreement being true and correct (subject to certain materiality qualifiers), (iii) the nonoccurrence of a “Company Material Adverse Effect” or a “Parent Material Adverse Effect,” as applicable, for the other party, and (iv) the receipt of a closing certificate by an executive officer of the other party certifying that certain closing conditions have been satisfied. In addition, the Merger will be conditioned on the Company’s receipt of a written tax opinion from Vinson & Elkins LLP (or, if unable or unwilling, another nationally recognized law or accounting firm selected by Parent) to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(e) of the Internal Revenue Code of 1986, as amended.

No Solicitation

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time or the earlier termination of the Merger Agreement, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, provide non-public information to third parties and engage in negotiations with third parties regarding alternative acquisition proposals, subject to certain exceptions.

Termination

The Merger Agreement contains termination rights for each of the Company and Parent. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either the Company or the Parent if: (1) the consummation of the Merger does not occur on or before March 14, 2026 (the “Initial Outside Date” and, as may be extended as described below, the “Outside Date”), except that if the Effective Time has not occurred by the Initial Outside Date due to the fact that all required applicable regulatory approvals have not been obtained, but all other conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied)

or (to the extent permitted by law) waived, either party may extend the Outside Date by three months up to two times by delivery of written notice of such extension to the other party not less than five Business Days prior to the Initial Outside Date or Outside Date, as applicable; (2) the Requisite Company Vote (as defined in the Merger Agreement) shall not have been obtained at the meeting of the Company stockholders to be held in connection with the Merger, or at any adjournment or postponement thereof taken in accordance with the Merger Agreement; (3) any Law or Governmental Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (subject to certain restrictions); and (4) the other party has breached any of its representations or warranties, or failed to perform any of its covenants or agreements, under the Merger Agreement such that any of the applicable closing conditions for the benefit of the non-breaching party would not be satisfied and the breach or failure to perform is not cured within the requisite period (if applicable) or if a Material Adverse Effect (as defined in the Merger Agreement) with respect to the other party occurs that is not cured within a requisite cure period, provided, that the right to terminate under this clause (4) is not available to a party who is then in breach of any representation, warranty, covenant or obligation under the Merger Agreement that would result in a failure to be satisfied the applicable closing conditions.

Additionally, the Merger Agreement permits the Company, subject to the payment of a termination fee as described below, to terminate the Merger Agreement under specified circumstances, including to enter into a definitive agreement implementing a Superior Proposal. The Merger Agreement also permits Parent to terminate the Merger Agreement before the Company’s special meeting of stockholders if the Company Board (or any committee thereof) does any of the following: (A) withholds, withdraws, qualifies or modifies, or publicly proposes or resolves to withhold, withdraw, qualify or modify its Company Recommendation in a manner adverse to Parent, (B) fails to include the Company Recommendation in the Proxy/Prospectus, (C) fails to recommend, within ten Business Days after the commencement of an Acquisition Proposal through a tender or exchange offer for outstanding shares of Company Common Stock (other than by Parent or an Affiliate of Parent), against acceptance of such tender offer or exchange offer by its stockholders, or (D) approve or recommend, or publicly declare advisable or publicly propose to enter into, any Alternative Acquisition Agreement.

Upon termination of the Merger Agreement under specified circumstances, including the termination (i) by Parent in the event of a Change of Recommendation by the Company Board, (ii) by the Company in order to enter into a definitive agreement with respect to an unsolicited Superior Proposal, from a third party or (iii) if the Requisite Company Vote is not obtained or the Outside Date occurs without the Requisite Company Vote having been obtained and the Company enters into a definitive agreement under specified circumstances with any third party with respect to an Acquisition Proposal within nine months following such termination, in each case of the foregoing clauses (i), (ii), and (iii), the Company will be required to pay Parent a termination fee of $12,044,370.00.

To the extent the Merger Agreement is terminated by the Company or Parent because the Requisite Company Vote is not obtained, the Company will be required to pay reasonable, documented, out-of-pocket fees, costs and expenses of Parent in an amount not to exceed $5,000,000.00. Additionally, in the event the Merger Agreement is terminated under certain specified circumstances, Parent would be required to pay reasonable, documented, out-of-pocket fees, costs and expenses of the Company in an amount not to exceed $5,000,000.00.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Merger Agreement also contains customary pre-closing covenants, including the obligation of each of the Company and Parent to use commercially reasonable efforts to conduct its respective businesses in the ordinary course consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transactions and to ensure the orderly transition of their duties, the Company has approved the entry into retention agreements with a number of employees including our current named executive officers. The retention agreements with our named executive officers require continued employment through, and a retention payment payable on, the Effective Time. The amount of the retention payments to our named executive officers are: $100,000 for Mr. Araujo, $950,000 for Ms. Hunter, $360,000 for Mr. Magids and $360,000 for Mr. Helm.

The foregoing description of the retention agreements does not purport to be complete and is qualified in its entirety by reference to the form of executive officer retention agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

FORWARD-LOOKING STATEMENTS

Information set forth in this communication, including financial estimates and statements as to the effects of the proposed transaction, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the proposed transaction, future financial position and operating results of the Company and Parent, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of the Company and Parent and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. The expectations and forecasts reflected in these forward-looking statements are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s and Parent’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause the Company’s and/or Parent’s actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or Parent’s common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of each of the Company and Parent or its respective business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on the Company or Parent or the proposed transaction, (viii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, (ix) the risk that stockholders of the Company may not approve the proposed transaction, (x) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (xi) effects of the announcement, pendency or completion of the proposed transaction on the ability of the Company and Parent to retain customers and retain and hire key personnel and maintain relationships with their respective suppliers and customers, (xii) risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner, including the risk that all necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (xiii) those expressed in the Company’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in the Company’s Annual Report on Form 10-K and its other SEC filings available at https://ir.bry.com/ and (xiv) those expressed in Parent’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in Parent’s Annual Report on Form 10-K and its other SEC filings available at www.crc.com. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Parent’s Registration Statement that will contain a proxy statement/prospectus discussed below, when it becomes available, and other documents filed by the Company or Parent from time to time with the SEC.

The Company and Parent each cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and each of the Company and Parent is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and each of the Company and Parent has not independently verified them and do not warrant the accuracy or completeness of such third-party information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Parent will file with the SEC the Registration Statement, which will include a proxy statement of the Company that also constitutes a prospectus of Parent, and any other documents in connection with the proposed transaction. The definitive proxy statement/prospectus will be sent to the holders of common stock of the Company. Investors and stockholders of the Company and Parent are urged to read the proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the proposed transaction when they become available, as they will contain important information about the Company, Parent, the proposed transaction and related matters. The Registration Statement and proxy statement/prospectus and other documents filed by the Company or Parent with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by the Company, including the proxy statement/prospectus, on the Company’s website at https://ir.bry.com/reports-resources, and may obtain free copies of documents that are filed or will be filed with the SEC by Parent, including the Registration Statement and the proxy statement/prospectus, on Parent’s website at https://www.crc.com/investor-relations. The information included on, or accessible through, the Company’s or Parent’s website is not incorporated by reference into this communication.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

The Company and its directors and certain of the Company’s executive officers and other employees, and Parent and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of the Company’s definitive proxy statement for Parent’s 2025 Annual Meeting of Stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025; in Item 5.07 of the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in the Company’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on the Company’s website at https://bry.com/about/management/. Information regarding Parent’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and

Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of Parent’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of Parent’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in Parent’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on Parent’s website at https://www.crc.com/our-business/our-team. Additional information regarding ownership of the Company’s securities by its directors and executive officers and of Parent’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 14, 2025, by and among Berry Corporation (bry), California Resources Corporation, and Dornoch Merger Sub, LLC.

10.1	Form of Executive Officer Retention Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2025

Berry Corporation (bry)

By:	/s/ Jenarae N. Garland
Name:	Jenarae N. Garland
Title:	Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer